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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) April 25, 2000
                                                          ---------------

ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2000 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 2000-2)


                   ABN AMRO Mortgage Corporation Series 2000-2
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


        333-85443-04                                      363886007
------------------------------------    ----------------------------------------
  (Commission File Number)                  (I.R.S. Employer Identification No.)



181 West Madison Street
Chicago, Illinois                                            60602
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(Address of Principal Executive Offices)                     (Zip Code)


                                  248-643-2530
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Description of the Certificates and the Mortgage Pool.

         On April 25, 2000, a single series of certificates, entitled ABN AMRO Mortgage Corporation, Mortgage Pass-Through Certificates, Series 2000-2 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1 dated as of April 1, 2000, among ABN AMRO Mortgage Corporation as depositor (the "Depositor"), ABN AMRO Mortgage Group, Inc. as servicer and Chase Bank of Texas, National Association as trustee. The Certificates consist of nineteen classes identified as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-4 Certificates", the "Class A-5 Certificates", "Class A-6 Certificates", the "Class A-7 Certificates", the "Class A-8 Certificates", the "Class A-9 Certificates", the "Class A-10 Certificates", the "Class A-P Certificates", the "Class A-X Certificates", the "Class M Certificates", the "Class B-1 Certificates", the "Class B-2 Certificates", the "Class B-3 Certificates", the "Class B-4 Certificates", the "Class B-5 Certificates" and the "Class R Certificate", respectively, and were issued in exchange for, and evidence the entire beneficial ownership interest in, the assets of a trust fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one-to four-unit residential first mortgage loans (the "Mortgage Loans"), having as of the close of business on April 1, 2000 (the "Cut-off Date"), an aggregate principal balance of approximately $218,814,947 (the "Initial Pool Balance"), after taking into account all payments of principal due on the Mortgage Loans on or before such date, whether or not received. The Depositor acquired certain of the Trust Fund assets from ABN AMRO Mortgage Group, Inc. ("AAMGI") pursuant to a Mortgage Loan Purchase Agreement (the "Mortgage Loan Purchase Agreement") dated April 25, 2000, attached hereto as Exhibit 4.2, between AAMGI as seller and the Depositor as purchaser. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-P, Class A-X, Class M, Class B-1, Class B-2 and Class R Certificates were publicly offered, as described in a Prospectus, dated October 12, 1999, and a Prospectus Supplement, dated April 20, 2000, pursuant to an Underwriting Agreement (the "Underwriting Agreement") dated March 19, 1999, attached hereto as Exhibit 1.1, among the Depositor, Standard Federal Bancorporation, Inc. ("Standard Federal Bancorporation"), Lehman Brothers Inc. ("Lehman Brothers") and ABN AMRO Incorporated ("AAI") (Lehman Brothers and AAI being referred to herein, collectively, as the "Underwriters") and the Terms Agreement (the "Terms Agreement") dated April 20, 2000, attached hereto as Exhibit 1.2, among the Depositor, Standard Federal Bancorporation and the Underwriters. The Depositor sold the Class B-3, Class B-4 and Class B-5 Certificates to Lehman Brothers as initial purchaser (in such capacity, the "Initial Purchaser") pursuant to a purchase agreement dated April 25, 2000, among the Depositor, Standard Federal Bancorporation and the Initial Purchaser.

         Each Class of Certificates will have an approximate initial certificate principal balance ("Certificate Balance") or a certificate notional balance ("Notional Amount"). The Class A-1 Certificates have an approximate initial aggregate Certificate Balance of $126,700,000. The Class A-2 Certificates have an approximate initial aggregate Certificate Balance of $13,906,000. The Class A-3 Certificates have an approximate initial aggregate Notional Amount of $1,687,500. The Class A-4 Certificates have an approximate initial aggregate Notional Amount of $30,000,000. The Class A-5 Certificates have an approximate initial aggregate Certificate Balance of $30,000,000. The Class A-6 Certificates have an approximate initial aggregate Certificate Balance of $18,000,000. The Class A-7 Certificates have an approximate initial aggregate Certificate Balance of $6,000,000. The Class A-8 Certificates have an approximate initial aggregate Notional Amount of $75,000. The Class A-9 Certificates have an approximate initial aggregate Certificate Balance of $9,200,000. The Class A-10 Certificates have an approximate initial aggregate Certificate Balance of $1,518,000. The Class A-P Certificates have an approximate initial aggregate Certificate Balance of $4,190,773. The Class A-X Certificates have an approximate initial aggregate Notional Amount of $2,676,944. The Class M Certificates have an approximate initial aggregate Certificate Balance of $4,704,000. The Class B-1 Certificates have an approximate initial aggregate Certificate Balance of $2,079,000. The Class B-2 Certificates have an approximate initial aggregate Certificate Balance of $985,000. The Class B-3 Certificates have an approximate initial aggregate Certificate Balance of $656,000. The Class B-4 Certificates have an approximate initial aggregate Certificate Balance of $438,000. The Class B-5 Certificates have an approximate initial aggregate Certificate Balance of $438,073. The Class R Certificate has an initial Certificate Principal Balance of $100.




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Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits


EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of March 19, 1999, among ABN
                  AMRO Mortgage Corporation, Standard Federal Bancorporation,
                  Inc., ABN AMRO Incorporated and Lehman Brothers Inc.

1.2               Terms Agreement, dated April 20, 2000, among ABN AMRO Mortgage
                  Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
                  Incorporated and Lehman Brothers Inc.

4.1 Pooling and Servicing Agreement, dated as of April 1, 2000, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO
                  Mortgage Group, Inc. as servicer, and Chase Bank of Texas,
                  National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of April 25, 2000, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage
                  Corporation as purchaser.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ABN AMRO MORTGAGE CORPORATION

                                             (Registrant)




Dated: May 1, 2000            By:   /s/   Maria Fregosi
                                 -----------------------------------------
                                            Name:         Maria Fregosi
                                            Title:        Vice-President










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                                INDEX TO EXHIBITS

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------
1.1               Underwriting Agreement, dated as of March 19, 1999, among ABN
                  AMRO Mortgage Corporation, Standard Federal Bancorporation,
                  Inc., ABN AMRO Incorporated and Lehman Brothers Inc.
                  (Incorporated by reference to Exhibit 1.1 to ABN AMRO Mortgage
                  Corporation's 8-K filed May 6, 1999 with respect to the ABN
                  AMRO Mortgage Pass-Through Certificates Series 1999-3.)

1.2               Terms Agreement, dated April 20, 2000, among ABN AMRO Mortgage
                  Corporation, Standard Federal Bancorporation, Inc., ABN AMRO
                  Incorporated and Lehman Brothers Inc.

4.1 Pooling and Servicing Agreement, dated as of April 1, 2000, among ABN AMRO Mortgage Corporation as depositor, ABN AMRO
                  Mortgage Group, Inc. as servicer, and Chase Bank of Texas,
                  National Association as trustee.

4.2 Mortgage Loan Purchase Agreement, dated as of April 25, 2000, between ABN AMRO Mortgage Group, Inc. and ABN AMRO Mortgage
                  Corporation as purchaser.



                          STATEMENT OF DIFFERENCES
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The section symbol shall be expressed as ............................. 'SS'
The dagger symbol shall be expressed as .............................. 'D'